Business Combination	12 Months Ended
Dec. 31, 2017
Business Combination
14.	Business Combination

On May 31, 2017, the Group’s VIE, Gridsum Holding (Beijing) Co., Ltd., acquired Zhixun from three individual shareholders (“Previous Shareholders”) with a purchase price of RMB2.5 million and RMB7.5 million for continuing employment compensation for the Previous Shareholders for the next three years. The Group funded the acquisition with its own working capital. The Group believes that the acquisition will allow it to better manage opportunities and capitalize on the growth potential in the market for applications related to customer relationship management.

The transaction was accounted for as a business combination using the purchase method of accounting. The purchase price allocation of the transaction was determined by the Group with the assistance of an independent appraisal firm based on the estimated fair value of the assets acquired and liabilities assumed as of the acquisition date. The purchase price allocation to assets acquired and liabilities assumed as of the date of acquisition was as follows:

May 31, 2017
RMB
Cash acquired	643
Prepayment, deposit and other assets	335
Property, equipment and software, net	888
Customer relationship	677
Accrued expense, other payable and other current liabilities	(309)
Deferred tax liability	(271)
Goodwill	537

Total	2,500

The customer relationship represents a long term relationship with a large enterprise customers with an estimated useful life of 10 years. The goodwill is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.